                                                                 EXHIBIT 10.10.5

                             STOCK PLEDGE AGREEMENT
                       (Stock In Imtek Funding Corporation
                         and Imtek Capital Corporation))

         THIS STOCK PLEDGE AGREEMENT ("PLEDGE AGREEMENT") is made this first day of July, 1999, by IMTEK SERVICES CORPORATION, a Maryland corporation ("PLEDGOR"), for the benefit of THE PROVIDENT BANK, an Ohio chartered banking institution ("LENDER").

                                    RECITALS

         Imtek Corporation (AIMTEK@) and Barbera Business Systems, Inc. (ABARBERA@) have requested that the LENDER provide them with certain credit accommodations. As a condition precedent to the extension of the requested credit accommodations, the LENDER has required that the PLEDGOR guaranty the obligations of IMTEK and secure such guaranty and the credit accommodations to be provided to the PLEDGOR with a pledge of certain collateral, including but not limited to the assets of the PLEDGOR which are being pledged by the PLEDGOR pursuant to the terms of this PLEDGE AGREEMENT. The PLEDGOR has executed and delivered this PLEDGE AGREEMENT in order to induce the LENDER to provide such credit accommodations.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the PLEDGOR agrees as follows:

         Section 1. DEFINITIONS. As used in this PLEDGE AGREEMENT, the following terms have the following meanings. Terms defined in this Section 1 or elsewhere in this PLEDGE AGREEMENT are in all capital letters throughout this PLEDGE AGREEMENT. The singular use of any defined term includes the plural and the plural use includes the singular.

                  Section 1.1. ACCOUNTS, CHATTEL PAPER, DOCUMENTS, FINANCIAL ASSETS, GENERAL INTANGIBLES, INSTRUMENTS, INVESTMENT PROPERTY, SECURITIES ACCOUNT AND SECURITY ENTITLEMENTS. The terms "ACCOUNTS," "CHATTEL PAPER," "DOCUMENTS," "GENERAL INTANGIBLES," and "INSTRUMENTS" shall have the same respective meanings as are given to those terms in Maryland Uniform Commercial Code - Secured Transactions, Title 9 (Michie 1992 Repl. Vol.). The terms "FINANCIAL ASSETS," "INVESTMENT PROPERTY," "SECURITIES ACCOUNT," and "SECURITY ENTITLEMENTS" shall have the same respective meanings as are given to the terms in Maryland Uniform Commercial Code - Investment Securities, Title 8, and -Secured Transactions, Title 9 (Michie 1992 Repl. Vol.).

                 Section 1.2. BORROWERS. The term "BORROWERS" means collectively IMTEK and BARBERA.

                 Section 1.3. COLLATERAL. The term "COLLATERAL" collectively means: (a) the PLEDGED STOCK and the proceeds, profits, and products of the PLEDGED STOCK; (b) all dividends (cash and stock) and distributions of any


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kind made from time to time with respect to the PLEDGED STOCK or which arise as a result of the ownership of the PLEDGED STOCK; (c) all certificates representing the PLEDGED STOCK and certificates representing any subsequent stock dividends or other distributions of stock paid or made in connection with the PLEDGED STOCK; (d) all distributions of cash or stock made or arising from any increase or reduction of capital, reclassification, merger, consolidation, stock split or other transactions involving the CORPORATION or the PLEDGED STOCK; (e) all options, warrants or rights of the PLEDGOR with respect to the CORPORATION and/or the PLEDGED STOCK, whether as an addition to or in substitution or in exchange for the PLEDGED STOCK; (f) all ACCOUNTS, CHATTEL PAPER, CONTRACT RIGHTS, DOCUMENTS, FINANCIAL ASSETS, GENERAL INTANGIBLES, INSTRUMENTS, INVESTMENT PROPERTY, SECURITIES ACCOUNTS, and SECURITY ENTITLEMENTS of the PLEDGOR which arise out of or relate in any respect to the PLEDGED STOCK or the ownership by the PLEDGOR of the PLEDGED STOCK; (g) the products and proceeds of all of the foregoing; and (h) all RECORDS relating or pertaining to any of the foregoing.

          Section 1.4. CORPORATIONS. The term "CORPORATIONS" means collectively Imtek Funding Corporation, a Maryland corporation, and Imtek Capital Corporation, a Maryland corporation.

          Section 1.5. EVENTS OF DEFAULT. The term "EVENTS OF DEFAULT" collectively means the occurrence of any AEVENT OF DEFAULT,@ as such term is defined in the LOAN AGREEMENT and in the GUARANTY.

          Section 1.6. GOVERNMENTAL AUTHORITY. The term "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof and any municipality, court or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          Section 1.7. GUARANTY. The term "GUARANTY" means the Secured Guaranty Agreement of even date herewith from the PLEDGOR, and various other guarantors parties thereto, for the benefit of the LENDER, as amended from time to time.

          Section 1.8. LAWS. The term "LAWS" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any GOVERNMENTAL AUTHORITY.

          Section 1.9. LOAN AGREEMENT. The term "LOAN AGREEMENT" means the Loan And Security Agreement between the BORROWERS and the LENDER of even date herewith, as amended from time to time.

          Section 1.10. OBLIGATIONS. The term "OBLIGATIONS" shall have the same meaning as given to that term in the GUARANTY.

          Section 1.11. PERSON. The term "PERSON" means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, business trust, unincorporated organization, joint venture, court, or GOVERNMENTAL AUTHORITY.

          Section 1.12. PLEDGED STOCK. The term "PLEDGED STOCK" means all shares of stock of the CORPORATIONS owned by the PLEDGOR and all additional




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shares of stock in the CORPORATIONS acquired by the PLEDGOR from time to time together with all rights, options, and issuances therefrom, including but not limited to 100 shares of the common stock of Imtek Funding Corporation, as evidenced by Certificate No. 1, and 1,000 shares of the common stock of Imtek Capital Corporation, as evidenced by Certificate No. 1.

          Section 1.13. RECORDS. The term "RECORDS" means correspondence, memoranda, tapes, discs, papers, books and other documents, or transcribed information of any type, whether expressed in ordinary, computer or machine language.

          Section 2. PLEDGE; GRANT OF SECURITY INTERESTS AND LIENS. In order to secure the payment and performance of the OBLIGATIONS when and as due, the PLEDGOR hereby assigns, grants and pledges to the LENDER a continuing security interest, pledge and lien in and to all of the COLLATERAL, whether now owned or hereafter acquired by the PLEDGOR, together with all substitutions, replacements, renewals, products and proceeds thereof. Future advances are secured.

         Section 3. DELIVERY OF CERTIFICATES. Except as may be otherwise agreed to by the LENDER, the PLEDGOR shall deliver to the LENDER all of the certificates representing the PLEDGED STOCK, together with stock powers duly executed in blank by the PLEDGOR in accordance with the terms and purposes of this PLEDGE AGREEMENT.

         Section 4. FUTURE RECEIPT OF COLLATERAL. Except as expressly authorized to the contrary by the terms of this PLEDGE AGREEMENT or as otherwise agreed to by the LENDER, the PLEDGOR shall accept as the agent and in trust for the LENDER all COLLATERAL received by the PLEDGOR after the date of this PLEDGE AGREEMENT, and shall promptly deliver all of such COLLATERAL to the LENDER.

         Section 5. VOTING RIGHTS; RIGHTS INCIDENTAL TO COLLATERAL. Until the occurrence of any EVENT OF DEFAULT and the written election of the LENDER described below, the PLEDGOR shall retain all voting rights with respect to the PLEDGED STOCK, not inconsistent with the terms of this PLEDGE AGREEMENT, and, for that purpose, the LENDER shall execute and deliver to the PLEDGOR any necessary proxies. Immediately upon the occurrence of an EVENT OF DEFAULT and without regard as to whether the PLEDGED STOCK has been registered in the names of the LENDER or the nominee of the LENDER, the LENDER shall have the right (but not the obligation) to make a written election to exercise all voting rights as to the PLEDGED STOCK, together with all conversion, exchange, subscription or other rights, privileges or options pertaining thereto as if the LENDER were the absolute owner thereof, including, without limitation, the right to exchange any or all of the PLEDGED STOCK upon the merger, consolidation, reorganization, recapitalization or other readjustment of either of the CORPORATIONS, or upon the exercise by either of the CORPORATIONS of any right, privilege, or option pertaining to the PLEDGED STOCK, and, in connection therewith, to deliver any of the PLEDGED STOCK to any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as the LENDER may determine to be appropriate, all without liability except to account for property actually received by the LENDER or the nominee of the LENDER. The LENDER shall have no duty to exercise any of the aforesaid rights, privileges




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or options. The LENDER shall not be deemed or construed to have exercised any voting rights with respect to the PLEDGED STOCK unless and until the LENDER has made the above-described written election to exercise such voting rights.

         Section 6. CASH DIVIDENDS AND CASH DISTRIBUTIONS. All cash dividends and cash distributions made upon the PLEDGED STOCK shall be paid to the PLEDGOR until the occurrence of an EVENT OF DEFAULT except to the extent otherwise prohibited by the terms and conditions of the LOAN AGREEMENT or the GUARANTY or any other agreements between the LENDER and any of the BORROWERS, the PLEDGOR, or the CORPORATIONS. During the continuance of any EVENT OF DEFAULT, all cash dividends and cash distributions shall be paid to the LENDER, and if any such dividends or distributions are paid to the PLEDGOR, the PLEDGOR shall accept the same as the LENDER'S agent, in trust for the LENDER, and shall deliver such dividends or distributions forthwith to the LENDER in exactly the form received with, as applicable, the PLEDGOR'S endorsement thereon. During the continuance of any EVENT OF DEFAULT, all cash dividends, cash distributions, and other distributions paid with respect to the PLEDGED STOCK shall be applied to the repayment of the OBLIGATIONS, in such order of application as the LENDER determines, regardless of when the amounts due upon the OBLIGATIONS mature and are due and payable.

          Section 7. WARRANTIES AND REPRESENTATIONS. The PLEDGOR represents and warrants to the LENDER that:

               Section 7.1. AUTHORITY. The PLEDGOR has, and has duly exercised, all requisite power and authority to enter into this PLEDGE AGREEMENT, to pledge the PLEDGED STOCK for the purposes described herein and to carry out the transactions contemplated by this PLEDGE AGREEMENT.

               Section 7.2. OWNERSHIP. The PLEDGOR is the sole legal and beneficial owner of the shares of PLEDGED STOCK set forth below, which shares of PLEDGED STOCK constitute one hundred percent (100%) of the issued and outstanding common stock of each of the CORPORATIONS. The PLEDGOR is the registered owner of such PLEDGED STOCK.

IMTEK FUNDING CORPORATION:

         Certificate                  Number Of               Date Of
         Number                       Shares                  Issue

             1                        100                     01/01/98

IMTEK CAPITAL CORPORATION:

         Certificate                  Number Of               Date Of
         Number                       Shares                  Issue

             1                        1,000                   06/23/98

          Section 7.3. STATUS OF PLEDGED STOCK. All of the shares of the PLEDGED STOCK currently outstanding have been duly and validly issued, are


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fully paid and nonassessable, and are owned by the PLEDGOR free of any pledge, mortgage, hypothecation, lien, charge, encumbrance or security interest in such shares or the proceeds thereof, except for the security interests and pledges granted herein, and a pledge to FINOVA Mezzanine Capital Inc. f/k/a Sirrom Capital Corporation which is subordinated in all respects to the pledge to the LENDER contained herein.

                  Section 7.4. NO VIOLATION OF RESTRICTIONS. The execution and delivery of this PLEDGE AGREEMENT by the PLEDGOR and the consent by the CORPORATIONS thereto, and the performance of this PLEDGE AGREEMENT in accordance with its stated terms, will not result in any violation of any provision of the Charters or Bylaws of the PLEDGOR or of the CORPORATIONS, or violate or constitute a default under the terms of any agreement, restrictive shareholder's agreement, indenture or other instrument, license, judgment, decree, order, or LAWS applicable to the PLEDGOR, the CORPORATIONS, the PLEDGED STOCK, or any of the property of the PLEDGOR or the CORPORATIONS.

                    Section 7.5. APPROVALS. No approvals, consents, orders, authorizations, or licenses are required from any PERSON or GOVERNMENTAL AUTHORITY for the execution and delivery by the PLEDGOR of this AGREEMENT and the consummation of the transactions described herein.

                    Section 7.6. RESTRICTIONS. There are no restrictions upon the voting rights or upon the transfer of any of the PLEDGED STOCK other than as physically appear upon the face of the certificates evidencing the PLEDGED STOCK.

                    Section 7.7. VALID AND BINDING OBLIGATION. This PLEDGE AGREEMENT is the valid and binding obligation of the PLEDGOR, fully enforceable in accordance with all stated terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect generally affecting creditors' rights, and subject to general equity principles.

                   Section 8. NO DUTIES OTHER THAN CUSTODIAL DUTIES. The LENDER shall have no duty with respect to any of the COLLATERAL other than the duty to use reasonable care in maintaining the safe physical custody of the certificates evidencing the PLEDGED STOCK.

                    Section 9. NO OBLIGATION TO MONITOR COLLATERAL. The LENDER shall have no duty or responsibility for collecting or receiving any amounts payable on or with respect to the PLEDGED STOCK or any of the other COLLATERAL or for ascertaining, monitoring, or enforcing any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to the PLEDGED STOCK or any of the other COLLATERAL or for informing the PLEDGOR with respect to any of such matters. The LENDER shall have no liability to the PLEDGOR for any decline in the value of the PLEDGED STOCK which may occur while the COLLATERAL is subject to the terms of this PLEDGE AGREEMENT. The PLEDGOR represents to the LENDER that the PLEDGOR has made its own arrangements for keeping informed of changes or potential changes affecting the COLLATERAL, including, but not limited to, rights to convert, rights to subscribe, payment of dividends, reorganization or other exchanges, tender offers and voting rights.


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          Section 10. NO OBLIGATION TO PRESERVE RIGHTS. The LENDER shall be under no obligation to take any steps to preserve rights or privileges in or to the COLLATERAL against any PERSON.

         Section 11. COVENANTS OF PLEDGOR. The PLEDGOR agrees that, until all of the OBLIGATIONS have been paid, performed and satisfied in full, the PLEDGOR, in addition to the covenants of the PLEDGOR set forth in the GUARANTY, will comply with each of the following covenants:

          Section 11.1. NO TRANSFERS. The PLEDGOR will not sell, convey, or otherwise dispose of any of the COLLATERAL or any interest therein, or create, incur, or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever in or with respect to any of the COLLATERAL or the proceeds thereof, except as may be expressly consented to by the LENDER in writing.

          Section 11.2. WARRANT TITLE. The PLEDGOR will, at the PLEDGOR'S sole expense, warrant and defend the right, title, special property and security interests and pledges of the LENDER in and to the COLLATERAL against the claims of any PERSON, firm, the CORPORATIONS, or other entity.

          Section 11.3. NO ADDITIONAL SHARES. The PLEDGOR will not consent to or approve the issuance of any additional shares of any class of capital stock in the CORPORATIONS or any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares; or any warrants, options, rights, or other commitments entitling any person to purchase or otherwise acquire any such shares.

          Section 11.4. DELIVERY OF NOTICES CONCERNING COLLATERAL. The PLEDGOR agrees to promptly forward to the LENDER, copies of any written notices or other communications received by the PLEDGOR which relate or pertain to the COLLATERAL.

          Section 11.5. FURTHER ASSURANCES AND POWER OF ATTORNEY. The PLEDGOR shall execute and delivery from time to time such writings, and documents which, in the reasonable opinion of the LENDER or the LENDER'S counsel, may be necessary to perfect, confirm, establish, reestablish, continue, or complete the security interests, pledges and liens of the LENDER in the COLLATERAL, it being the intention of the PLEDGOR to provide hereby a full and absolute warranty of further assurance to the LENDER. If the PLEDGOR fails to execute any such document within five (5) business days of being requested to do so by the LENDER, the PLEDGOR hereby appoints the LENDER or any officer of the LENDER as the PLEDGOR'S attorney in fact for purposes of executing such documents in the PLEDGOR'S name, place and stead, which power of attorney shall be considered as coupled with an interest and irrevocable.

          Section 11.6. COOPERATION WITH ENFORCEMENT ACTIVITIES. The PLEDGOR, upon the occurrence of an EVENT OF DEFAULT and the written request therefor by the LENDER, will promptly execute and deliver to the LENDER such documents, letters, or written representations as may reasonably be requested by the LENDER or any broker, from time to time in order to accomplish the




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sale of all or any part of the COLLATERAL, including but not limited to, all forms and documents required under any applicable LAWS.

         Section 12. WAIVERS. No course of dealing between the PLEDGOR and the LENDER, nor any failure to exercise, nor any delay in exercising, any right, power or privilege of the LENDER hereunder or under any other agreement between the PLEDGOR and the LENDER, or under any agreement between the LENDER and the CORPORATIONS, shall operate as a waiver of any term or condition of this PLEDGE AGREEMENT; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         Section 13.       SALE OF COLLATERAL.

          Section 13.1. TERMS OF SALE. In addition to all other rights and remedies available to the LENDER pursuant to any other agreements with the PLEDGOR or as otherwise provided by applicable LAWS, the LENDER, may upon the occurrence of an EVENT OF DEFAULT sell or otherwise dispose of and deliver all or any portion of the PLEDGED STOCK, in one or more parcels, at public or private sale or sales, at any exchange, broker's board or at any location selected by the LENDER, at such prices and on such terms as the LENDER may deem best for cash or on credit, or for future delivery without assumption of any credit risk. Any such sale shall be in compliance with all applicable LAWS. Any purchaser of the PLEDGED STOCK, including the LENDER, shall purchase the PLEDGED STOCK in whole or in part free of any right or equity of redemption in the PLEDGOR, which right or equity is hereby expressly waived and released by the PLEDGOR, to the extent permitted by applicable LAWS. The PLEDGOR acknowledges that the terms of sale for the PLEDGED STOCK may include: (a) a requirement that the PLEDGED STOCK be sold to only one individual purchaser for such purchaser's own account and not as a representative of any purchaser; (b) a requirement that any purchaser of all or any part of the PLEDGED STOCK represent in writing that such purchase is purchasing the shares constituting the PLEDGED STOCK for investment purposes only and without any intention to make a distribution thereof; (c) a requirement that the certificates for any PLEDGED STOCK bear a legend to the effect that the stock may not be resold without compliance with applicable federal and state securities laws; and (d) a requirement that any purchaser of the PLEDGED STOCK make such representations and warranties to the LENDER as deemed necessary by the LENDER.

          Section 13.2. DELAYS IN SALE; PRIVATE SALES. The PLEDGOR acknowledges that it will be commercially reasonable for the LENDER to: (a) defer disposing of all or any portion of the PLEDGED STOCK after an EVENT OF DEFAULT has occurred for as long as the CORPORATIONS or the LENDER may require to comply with any requirements of applicable LAWS, notwithstanding the fact that the value of the PLEDGED STOCK may decline during the time that disposition is deferred; and (b) sell all or any part of the PLEDGED STOCK at private sale, subject to investment letter or in any other manner which will not require the PLEDGED STOCK, or any part thereof, to be registered in accordance with the SECURITIES ACT OF 1933, as amended, or the rules and regulations promulgated thereunder, or any other applicable LAW. The PLEDGOR acknowledges that the LENDER may, in the LENDER'S sole and absolute discretion, approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the PLEDGED STOCK


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or any portions thereof than would otherwise be obtainable if the PLEDGED STOCK were registered and sold in the open market. The PLEDGOR acknowledges that a private sale of the PLEDGED STOCK would be a commercially reasonable sale.

          Section 13.3. LIQUIDATION AS AN ALTERNATIVE TO SALE. As an alternative to public or private sale of the PLEDGED STOCK, the LENDER may, in the LENDER'S sole and absolute discretion, elect to dispose of the PLEDGED STOCK after an EVENT OF DEFAULT by causing either or both of the CORPORATIONS to dissolve, liquidate, and make liquidating distributions to its stockholders, and such dissolution and liquidation are hereby acknowledged to be a commercially reasonable manner of disposing of the PLEDGED STOCK.

          Section 13.4. APPLICATION OF PROCEEDS OF DISPOSITION. The proceeds from any sale or from any other disposition of the COLLATERAL shall be applied as follows:

               a. FIRST, to the costs and expenses incurred in connection with the sale or disposition of the COLLATERAL, including but not limited to all costs incurred in the care or safekeeping of the COLLATERAL, reasonable attorneys' fees, broker's commissions, appraiser's fees and other expenses incurred by the LENDER.

               b. SECOND, to the satisfaction of the OBLIGATIONS regardless of when the amounts due upon the OBLIGATIONS mature and are due and payable,

               c. THIRD, to the payment of any other amounts required by applicable LAWS (including, without limitation the requirements of Md. Code Ann., Commercial Law I ' 9-504(1)(c) (Michie 1992 Repl. Vol.).

               d. FOURTH, to the PLEDGOR to the extent of any surplus proceeds.

         Section 13.5. NOTICE; PROCEDURES OF SALE. The LENDER need not give more than twenty (20) business days notice of the time and place of any public sale or of the time after which a private sale of any or all of the COLLATERAL may take place, which notice the PLEDGOR hereby agrees to be commercially reasonable. The LENDER shall be entitled to purchase any or all of the COLLATERAL in any sale in the name or names of the LENDER, or in the name of any designee or nominee of the LENDER. In connection with any sale or transfer of any or all of the COLLATERAL, the nominee of the LENDER shall have the right to execute any document or form, in the name of the LENDER or in the name of the PLEDGOR, which may be necessary or desirable in order to implement such sale, including without limitation any forms required pursuant to RULE 144 promulgated by the Securities And Exchange Commission. The PLEDGOR hereby agrees to cooperate fully with the LENDER in order to permit the LENDER to sell, at foreclosure or other private sale, any or all of the COLLATERAL in compliance with all applicable LAWS.

         Section 14. REMEDIES AND RIGHTS CUMULATIVE. The rights and remedies provided in this PLEDGE AGREEMENT and in the GUARANTY or otherwise provided by any other agreement between the PLEDGOR and the LENDER shall be cumulative, and the exercise of any particular right or remedy shall not preclude the exercise of any other rights or remedies.


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


         Section 15. INVALIDITY OF ANY PART. If any provision or part of any provision of this PLEDGE AGREEMENT shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this PLEDGE AGREEMENT, and this PLEDGE AGREEMENT shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

         Section 16. AMENDMENT OR WAIVER. This PLEDGE AGREEMENT may be amended only by a writing duly executed by the PLEDGOR and by the LENDER. No waiver by the LENDER of any of the provisions of this PLEDGE AGREEMENT or of any of the rights or remedies of the LENDER with respect hereto shall be considered effective or enforceable unless in writing.

         Section 17. FEES AND EXPENSES; INDEMNIFICATION. The PLEDGOR shall pay all fees, expenses, costs and charges, including reasonable attorney's fees, which may be incurred by the LENDER in connection with enforcing any term or provision of this PLEDGE AGREEMENT. The PLEDGOR shall indemnify and hold the LENDER harmless from and against, and reimburse the LENDER with respect to, any and all loss, damage, liability, cost or expense (including reasonable attorneys' fees) incurred by the LENDER from time to time which in any manner relate or pertain to this PLEDGE AGREEMENT and the actions and transactions contemplated herein. The foregoing indemnification obligation shall include, but is not limited to, indemnification of the LENDER with respect to all claims brought against the LENDER based upon allegations that any prospectus, memorandum or other disclosure document furnished to the purchaser of any of the COLLATERAL contains any untrue or allegedly untrue statement of a material fact which statement is derived from statements or representations made by the PLEDGOR.

         Section 18. NOTICES. Any notice required or permitted by or in connection with this AGREEMENT shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the LENDER or the PLEDGOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the LENDER or the PLEDGOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.


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
                  If to the LENDER:

                             THE PROVIDENT BANK
                             One E. Fourth Street
                             Cincinnati, Ohio 45202
                             Attn:  Barry Peterson, Vice President
                             Facsimile:  (513) 763-8069

                  And to:

                             THE PROVIDENT BANK
                             1340 Smith Avenue, Suite 200
                             Baltimore, Maryland 21209
                             Attn:  J. David Kommalan, Vice President
                             Facsimile:  (410) 779-1337

                  If to the PLEDGOR:

                             IMTEK SERVICES CORPORATION
                             8003 Corporate Drive, Suite C
                             Baltimore, MD 21236
                             Attn:  Brad C. Thompson, Chief Financial Officer
                             Facsimile:  (410) 931-2731

                  With A Courtesy Copy To:

                             MCGUIRE, WOODS, BATTLE & BOOTHE, L.L.P.
                             7 St. Paul Street, Suite 1000
                             Baltimore, Maryland 21202-1626
                             Attn.:  Patrick M. Shelley, Esquire
                             Fax No.:  (410) 659-4599

The failure of the LENDER to send the above courtesy copy shall not impair the effectiveness of notice given to the PLEDGOR in the manner provided herein.

          Section 19. BINDING EFFECT. This PLEDGE AGREEMENT shall inure to the benefit of and shall be binding upon the respective heirs, successors and assigns of the parties hereto.

         Section 20. CHOICE OF LAW. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this PLEDGE AGREEMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this PLEDGE AGREEMENT and its various provisions and the consequences and legal effect of all transactions and events which resulted in the execution of this PLEDGE AGREEMENT or which occurred or were to occur as a direct or indirect result of this PLEDGE AGREEMENT having been executed.

         Section 21. CONSENT TO JURISDICTION; AGREEMENT AS TO VENUE. The PLEDGOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland and, if a basis for federal jurisdiction exists, of the United States District Court For The District Of Maryland. The PLEDGOR


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


agrees that venue shall be proper in any circuit court of the State of Maryland selected by the LENDER or in the United States District Court For The District Of Maryland if a basis for federal jurisdiction exists and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

         Section 22. PHOTOCOPIES SUFFICIENT. The PLEDGOR agrees that the LENDER may record photographic or carbon copies of this PLEDGE AGREEMENT or any financing statement executed by the PLEDGOR in connection with this transaction, and that such copies shall be as fully effective and valid as original documents.

          Section 23. NUMBER, GENDER AND CAPTIONS. As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this PLEDGE AGREEMENT.

         Section 24. FINAL AGREEMENT. This PLEDGE AGREEMENT contains the final and entire understanding of the parties relating to the pledge and assignment of the PLEDGED STOCK and any terms and conditions not set forth in this PLEDGE AGREEMENT relating to the pledge and assignment of the PLEDGED STOCK are not a part of this PLEDGE AGREEMENT and the understandings of the parties.

         Section 25. ACTIONS AGAINST LENDER. Any action brought by the PLEDGOR against the LENDER which is based, directly or indirectly, upon this PLEDGE AGREEMENT or any matter related to this PLEDGE AGREEMENT or any action taken by the LENDER in enforcing or construing this PLEDGE AGREEMENT shall be brought only in the courts of the State of Maryland. The PLEDGOR agrees that any forum other than the State of Maryland is an inconvenient forum and that a suit brought by the PLEDGOR against the LENDER in a court of any state other than the State of Maryland should be forthwith dismissed or transferred to a court located in the State of Maryland by that court.

         Section 26. WAIVER OF TRIAL BY JURY. The PLEDGOR and the LENDER, by their execution and acceptance, respectively, of this PLEDGE AGREEMENT, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by any party hereto or any successor or assign of any party on or with respect to this PLEDGE AGREEMENT or which in any way relates, directly or indirectly, to this PLEDGE AGREEMENT or any event, transaction, or occurrence arising out of or in any way connected with this PLEDGE AGREEMENT, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.


         IN WITNESS WHEREOF, the parties have duly executed this PLEDGE AGREEMENT under seal as of the date first above written.

WITNESS/ATTEST:                  THE PLEDGOR:

                                             IMTEK SERVICES CORPORATION,
                                             A Maryland Corporation


                                     By:                                (SEAL)
                                        -------------------------------
                                        Robert W. Hoover, Vice President

                                     Date: July 1, 1999


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


                            ACKNOWLEDGMENT OF ISSUERS

         Imtek Funding Corporation and Imtek Capital Corporation (collectively, ACORPORATIONS@) each acknowledge this first day of July, 1999, the receipt of an executed copy of the Stock Pledge Agreement ("AGREEMENT") of even date herewith from Imtek Services Corporation, a Maryland corporation ("PLEDGOR"), for the benefit of THE PROVIDENT BANK, an Ohio chartered banking institution, and agree to evidence such receipt and acknowledgment upon their respective stock registries and books and records. The CORPORATIONS further agree not to make any payments or to take any actions which would cause the PLEDGOR to be in violation of the terms of the AGREEMENT, or which would otherwise not be in compliance with the AGREEMENT.

WITNESS/ATTEST:                   IMTEK FUNDING CORPORATION,
                                  A Maryland Corporation


                                  By:   /S/  ROBERT W. HOOVER            (SEAL)
                                      ----------------------------------
                                        Robert W. Hoover, President

                                  Date:    July 1, 1999



                                  IMTEK CAPITAL CORPORATION,
                                  A Maryland Corporation


                                  By:     /S/  ROBERT W. HOOVER          (SEAL)
                                       ---------------------------------
                                      Robert W. Hoover, Vice President

                                  Date:    July 1, 1999


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